UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 13, 2014, Higher One Holdings, Inc. ("Higher One") issued a press release announcing its financial results for the fourth quarter ended December 31, 2013.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure

On February 13, 2014, 2013 at 8:30 am ET, Higher One will host a conference call to discuss fourth quarter results.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investor Relations section of Higher One's website at http://www.higherone.com.

As part of the conference call, Mark Volchek, Chief Executive Officer and President, and Christopher Wolf, Chief Financial Officer, will present items not previously disclosed in reports filed by Higher One with the SEC.  A copy of the PowerPoint slides that will accompany Higher One's presentation is attached hereto as Exhibit 99.2.

The information in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Use of Non-GAAP Financial Measures

The press release, PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted net income per share.  Higher One believes that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, and certain one-time or non-cash impacts to Higher One's results, all net of taxes, provide useful information regarding normalized trends relating to the company's financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the press release, PowerPoint slides and presentation.

This Current Report on Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this press release or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this press release do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.   For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated February 13, 2014

99.2	PowerPoint slides, Higher One Holdings, Inc. Q4' 13 Earnings Results, dated February 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2014

HIGHER ONE HOLDINGS, INC.

By: /s/ Christopher Wolf
       Christopher Wolf
       Chief Financial Officer

Exhibit Index

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated February 13, 2014

99.2	PowerPoint slides, Higher One Holdings, Inc. Q4' 13 Earnings Results, dated February 13, 2014